Financial risks	12 Months Ended
Dec. 31, 2018
Text block [abstract]
Financial risks

4 Financial risks

General

As an insurance group, Aegon is exposed to a variety of risks. Aegon’s largest exposures are to changes in financial markets (e.g. foreign currency, interest rate, credit and equity market risks) that affect the value of the investments, liabilities from products that Aegon sells, deferred expenses and value of business acquired. Other risks include insurance related risks, such as changes in mortality and morbidity, which are discussed in note 36 Insurance contracts. Aegon manages risk at local level where business is transacted, based on principles and policies established at the Group level. Aegon’s integrated approach to risk management involves similar measurement of risk and scope of risk coverage to allow for aggregation of the Group’s risk position.

To manage its risk exposure, Aegon has risk policies in place. Many of these policies are group-wide while others are specific to the unique situation of local businesses. The Group level policies limit the Group’s exposure to major risks such as equity, interest rates, credit, and currency. The limits in these policies in aggregate remain within the Group’s overall tolerance for risk and the Group’s financial resources. Operating within this policy framework, Aegon employs risk management programs including asset liability management (ALM) processes and models and hedging programs (which are largely conducted via the use of financial derivative instruments). These risk management programs are in place in each country unit and are not only used to manage risk in each unit, but are also part of the Group’s overall risk strategy.

Aegon operates a Derivative Use Policy to govern its usage of derivatives. This policy establishes the control, authorization, execution and monitoring requirements of the usage of such instruments. In addition, the policy stipulates necessary mitigation of credit risk created through derivatives management tools. For derivatives, counterparty credit risk is normally mitigated by requirements to post collateral via credit support annex agreements or through a central clearinghouse.

As part of its risk management programs, Aegon takes inventory of its current risk position across risk categories. Aegon also measures the sensitivity of net income and shareholders’ equity under both deterministic and stochastic scenarios. Management uses the insight gained through these ‘what if?’ scenarios to manage the Group’s risk exposure and capital position. The models, scenarios and assumptions used are reviewed regularly and updated as necessary.

Results of Aegon’s sensitivity analyses are presented throughout this section to show the estimated sensitivity of net income and shareholders’ equity to various scenarios. For each type of market risk, the analysis shows how net income and shareholders’ equity would have been affected by changes in the relevant risk variable that were reasonably possible at the reporting date. For each sensitivity test the impact of a reasonably possible change in a single factor is shown. Management action is taken into account to the extent that it is part of Aegon’s regular policies and procedures, such as established hedging programs. However, incidental management actions that would require a change in policies and procedures are not considered.

Each sensitivity analysis reflects the extent to which the shock tested would affect management’s critical accounting estimates and judgment in applying Aegon’s accounting policies. Market-consistent assumptions underlying the measurement of non-listed assets and liabilities are adjusted to reflect the shock tested. The shock may also affect the measurement of assets and liabilities based on assumptions that are not observable in the market. For example, a shock in interest rates may lead to changes in the amortization schedule of DPAC or to increased impairment losses on equity investments. Although management’s short-term assumptions may change if there is a reasonably possible change in a risk factor, long-term assumptions will generally not be revised unless there is evidence that the movement is permanent. This fact is reflected in the sensitivity analyses.

The accounting mismatch inherent in IFRS is also apparent in the reported sensitivities. A change in interest rates has an immediate impact on the carrying amount of assets measured at fair value. However, the shock will not have a similar effect on the carrying amount of the related insurance liabilities that are measured based on locked-in assumptions or on management’s long-term expectations. Consequently, the different measurement bases for assets and liabilities lead to increased volatility in IFRS net income and shareholders’ equity. Aegon has classified a significant part of its investment portfolio as ‘available-for-sale’, which is one of the main reasons why the economic shocks tested have a different impact on net income than on shareholders’ equity. Unrealized gains and losses on these assets are not recognized in the income statement but are booked directly to the revaluation reserves in shareholders’ equity, unless impaired. As a result, economic sensitivities predominantly impact shareholders’ equity but leave net income unaffected. The effect of movements of the revaluation reserve on capitalization ratios and capital adequacy are minimal. Aegon’s target ratio for the composition of its capital base is based on shareholders’ equity excluding the revaluation reserve.

The sensitivities do not reflect what the net income for the period would have been if risk variables had been different because the analysis is based on the exposures in existence at the reporting date rather than on those that actually occurred during the year. Nor are the results of the sensitivities intended to be an accurate prediction of Aegon’s future shareholders’ equity or earnings. The analysis does not take into account the impact of future new business, which is an important component of Aegon’s future earnings. It also does not consider all methods available to management to respond to changes in the financial environment, such as changing investment portfolio allocations or adjusting premiums and crediting rates. Furthermore, the results of the analyses cannot be extrapolated for wider variations since effects do not tend to be linear.

Concentration risk for financial risks are measured and managed at the following levels:

◆	Concentration per risk type: Risk exposures are measured per risk type as part of Aegon’s internal economic framework. A risk tolerance framework is in place which sets risk limits per risk type to target desired risk balance and promote diversification across risk types;
◆	Concentration per counterparty: Risk exposure is measured and risk limits are in place per counterparty as part of the Counterparty Name Limit Policy; and
◆	Concentration per sector, geography and asset class: Aegon’s investment strategy is translated in investment mandates for its internal and external asset managers. Through these investment mandates limits on sector, geography and asset class are set. Compliance monitoring of the investment mandates is done by the insurance operating companies.

Moreover, concentration of financial risks are measured in Aegon business planning cycle. As part of business planning, the resilience of Aegon’s business strategy is tested in several extreme event scenarios. In the Adverse Financial scenario, financial markets are stressed without assuming diversification across different market factors. Within the projection certain management actions may be implemented when management deems this necessary.

Aegon’s significant financial risks and related financial information are explained in the order as follows:

◆	Credit risk
◆	Equity market risk and other investment risks
◆	Interest rate risk
◆	Currency exchange risk
◆	Liquidity risk

Credit risk

As premiums and deposits are received, these funds are invested to pay for future policyholder obligations. For general account products, Aegon typically bears the risk for investment performance which is equal to the return of principal and interest. Aegon is exposed to credit risk on its general account fixed-income portfolio (debt securities, mortgages and private placements), over-the-counter derivatives and reinsurance contracts. Some issuers have defaulted on their financial obligations for various reasons, including bankruptcy, lack of liquidity, downturns in the economy, downturns in real estate values, operational failure and fraud. During financial downturns, Aegon can incur defaults or other reductions in the value of these securities and loans, which could have a materially adverse effect on Aegon’s business, results of operations and financial condition. Investments for account of policyholders are excluded as the policyholder bears the credit risk associated with the investments.

The table that follows shows the Group’s maximum exposure to credit risk from investments in general account financial assets, as well as general account derivatives and reinsurance assets, collateral held and net exposure. Please refer to note 49 Transfer of financial assets for further information on collateral given, which may expose the Group to credit risk.

2018	Maximum exposure to credit risk	Cash	Secu- rities	Letters of credit/ guarantees	Real estate property	Master netting agree- ments	Other	Total collateral	Surplus collateral (or over- collateral- ization)	Net exposure
Debt securities – carried at fair value	81,253	-	-	169	-	-	-	169	-	81,084
Debt securities – carried at amortized cost	-	-	-	-	-	-	-	-	-	-
Money market and other short-term investments – carried at fair value	6,307	-	484	-	-	-	-	484	29	5,852
Mortgage loans – carried at amortized cost	36,240	2,535	-	136	57,009	-	-	59,680	23,589	149
Private loans – carried at amortized cost	4,103	45	-	-	-	-	-	45	-	4,058
Other loans – carried at amortized cost	2,310	-	-	-	-	-	1,960	1,960	1,238	1,589
Other financial assets – carried at fair value	3,551	-	-	-	-	-	-	-	-	3,551
Derivatives	7,337	2,627	233	31	-	4,606	-	7,496	225	66
Reinsurance assets	20,505	-	4,035	104	-	-	-	4,139	-	16,366
At December 31	161,607	5,207	4,752	439	57,009	4,606	1,960	73,972	25,081	112,715

2017	Maximum exposure to credit risk	Cash	Securi- ties	Letters of credit/ guarantees	Real estate property	Master netting agree- ments	Other	Total collateral	Surplus collateral (or overcollat- eralization)	Net exposure
Debt securities – carried at fair value	84,344	-	-	242	-	-	-	242	-	84,102
Debt securities – carried at amortized cost	-	-	-	14	-	-	-	14	-	(14)
Money market and other short-term investments – carried at fair value	6,809	-	719	-	-	-	-	719	25	6,115
Mortgage loans – carried at amortized cost	33,562	2,437	-	379	49,756	-	-	52,573	19,271	260
Private loans – carried at amortized cost	3,642	79	-	-	-	-	-	79	-	3,563
Other loans – carried at amortized cost	2,164	-	-	-	-	-	1,886	1,886	1,195	1,473
Other financial assets – carried at fair value	2,586	-	-	-	-	-	-	-	-	2,586
Derivatives	5,563	647	56	29	-	4,867	-	5,599	85	48
Reinsurance assets	19,200	-	4,395	137	-	-	-	4,532	-	14,667

At December 31	157,869	3,163	5,171	801	49,756	4,867	1,886	65,644	20,576	112,800

Debt securities

Several bonds in Aegon’s Americas’s portfolio are guaranteed by monoline insurers. This is shown in the table above in the column ‘Letters of credit/guarantees’. Further information on the monoline insurers is provided below under ‘Monoline insurers’.

Money market and short-term investments

The collateral reported for the money market and short-term investments are related to tri-party repurchase agreements (repos). Within tri-party repos Aegon invests under short-term reverse repurchase agreements and the counterparty posts collateral to a third party custodian. The collateral posted is typically high-quality, short-term securities and is only accessible for or available to Aegon in the event the counterparty defaults.

Mortgage loans

The real estate collateral for mortgages includes both residential and commercial properties. The collateral for commercial mortgage loans in Aegon Americas is measured at fair value. At a minimum on an annual basis, a fair value is estimated for each individual real estate property that has been pledged as collateral. When a loan is originally provided, an external appraisal is obtained to estimate the value of the property. In subsequent years, the value is typically estimated internally using various professionally accepted valuation methodologies. Internal appraisals are performed by qualified, professionally accredited personnel. International valuation standards are used and the most significant assumptions made during the valuation of real estate are the current cost of reproducing or replacing the property, the value that the property’s net earning power will support, and the value indicated by recent sales of comparable properties. Valuations are primarily supported by market evidence. For Aegon the Netherlands, collateral for the residential mortgages is measured as the foreclosure value which is indexed periodically.

Cash collateral for mortgage loans includes the savings that have been received to redeem the underlying mortgage loans at redemption date. These savings are part of the credit side of the statement of financial position, but reduce the credit risk for the mortgage loan as a whole.

A substantial part of Aegon’s Dutch residential mortgage loan portfolio benefits from guarantees by a Dutch government-backed trust (Stichting Waarborgfonds Eigen Woning) through the Dutch Mortgage loan Guarantee program (NHG). With exception of NHG-backed mortgage loans originated after January 1, 2014, for which a 10% lender-incurred haircut applies on realized losses on each defaulted loan, these guarantees cover all principal losses, missed interest payments and foreclosure costs incurred upon termination and settlement of defaulted mortgage loans when lender-specific terms and conditions of the guarantee are met. When not fully met, the trust may pay claims in part or in full, depending on the severity of the breach of terms and conditions. For each specific loan, the guarantee amortizes in line with an equivalent annuity mortgage loan. When the remaining loan balance at default does not exceed the amortized guarantee, it covers the full loss under its terms and conditions. Any loan balance in excess of this decreasing guarantee profile serves as a first loss position for the lender.

Derivatives

The master netting agreements column in the table relates to derivative liability positions which are used in Aegon’s credit risk management. The offset in the master netting agreements column includes balances where there is a legally enforceable right of offset, but no intention to settle these balances on a net basis under normal circumstances. As a result, there is a net exposure for credit risk management purposes. However, as there is no intention to settle these balances on a net basis, they do not qualify for net presentation for accounting purposes.

Reinsurance assets

The collateral related to the reinsurance assets include assets in trust that are held by the reinsurer for the benefit of Aegon. The assets in trust can be accessed to pay policyholder benefits in the event the reinsurers fail to perform under the terms of their contract. Further information on the related reinsurance transactions is included in note 28 Reinsurance assets.

Other loans

The collateral included in the other column represents the policyholders account value for policy loans. The excess of the account value over the loan value is included in the surplus collateral column. For further information on the policy loans refer to note 23.1 Financial assets, excluding derivatives.

The total collateral includes both under- and over-collateralized positions. To present a net exposure of credit risk, the over-collateralization, which is shown in the surplus collateral column, is extracted from the total collateral.

Credit risk management

Aegon manages credit risk exposure by individual counterparty, sector and asset class, including cash positions. Normally, Aegon mitigates credit risk in derivative contracts by entering into credit support agreement, where practical, and in ISDA master netting agreements for most of Aegon’s legal entities to facilitate Aegon’s right to offset credit risk exposure. Main counterparties to these transactions are investment banks which are typically rated ‘A’ or higher. The credit support agreement will normally dictate the threshold over which collateral needs to be pledged by Aegon or its counterparty. Transactions requiring Aegon or its counterparty to post collateral are typically the result of derivative trades, comprised mostly of interest rate swaps, equity swaps, currency swaps and credit swaps. Collateral received is mainly cash (USD and EUR). The credit support agreements that outline the acceptable collateral require high quality instruments to be posted. Over the last three years, there was no default with any derivatives counterparty. The credit risk associated with financial assets subject to a master netting agreement is eliminated only to the extent that financial liabilities due to the same counterparty will be settled after the assets are realized. Eligible derivative transactions are traded via Central Clearing Houses as required by EMIR and the Dodd-Frank act. Credit risk in these transactions is mitigated through posting of initial and variation margins.

Aegon may also mitigate credit risk in reinsurance contracts by including downgrade clauses that allow the recapture of business, retaining ownership of assets required to support liabilities ceded or by requiring the reinsurer to hold assets in trust. For the resulting net credit risk exposure, Aegon employs deterministic and stochastic credit risk modeling in order to assess the Group’s credit risk profile, associated earnings and capital implications due to various credit loss scenarios.

Aegon operates a Credit Name Limit Policy (CNLP) under which limits are placed on the aggregate exposure that it has to any one counterparty. Limits are placed on the exposure at both group level and individual country units. The limits also vary by a rating system, which is a composite of the main rating agencies (S&P, Moody’s and Fitch) and Aegon’s internal rating of the counterparty. If an exposure exceeds the stated limit, then the exposure must be reduced to the limit for the country unit and rating category as soon as possible. Exceptions to these limits can only be made after explicit approval from Aegon’s Group Risk and Capital Committee (GRCC). The policy is reviewed regularly.

At December 31, 2018 there was no violation of the Credit Name Limit Policy at Group level (December 31, 2017: nil).

At December 31, 2018 Aegon’s largest corporate credit exposures are to Wilton Re Holdings Ltd, American United Mutual Insurance, SCOR and Reinsurance Group of America. Aegon had large government exposures, the largest being in the Americas, the Netherlands and Germany. Highly rated government bonds and government exposure domestically issued and owned in local currency are excluded from the Credit Name Limit Policy.

Aegon group level long-term counterparty exposure limits are as follows:

Group limits per credit rating Amounts in EUR million	2018	2017
AAA	900	900
AA	900	900
A	675	675
BBB	450	450
BB	250	250
B	125	125
CCC or lower	50	50

Credit rating

The ratings distribution of general account portfolios of Aegon’s major reporting units, excluding reinsurance assets, are presented in the table that follows, organized by rating category and split by assets that are valued at fair value and assets that are valued at amortized cost. Aegon uses a composite rating based on a combination of the external ratings of S&P, Moody’s, Fitch and National Association of Insurance Commissioners (NAIC which is for US only) and internal ratings. The rating used is the lower of the external rating and the internal rating.

	Americas		The Netherlands		United Kingdom		Central & Eastern Europe		Spain & Portugal
Credit rating general account investments, excluding reinsurance assets 2018	Amortized cost	Fair value	Amortized cost	Fair value	Amortized cost	Fair value	Amortized cost	Fair value	Amortized cost	Fair value
AAA	941	15,338	1,611	12,956	-	84	-	1	-	9
AA	3,104	3,855	83	6,704	-	594	-	22	-	78
A	3,567	17,428	55	2,482	-	291	16	119	38	386
BBB	266	17,609	924	1,299	-	95	6	502	(3)	180
BB	7	1,393	52	39	-	1	9	5	-	17
B	-	1,013	-	-	-	-	64	105	-	-
CCC or lower	-	741	-	-	-	-	1	1	-	-
Assets not rated	1,952	4,126	29,534	4,423	-	1,085	11	67	2	4
Total	9,837	61,501	32,259	27,905	-	2,149	106	823	37	673
Past due and/or impaired assets	108	1,346	277	25	-	-	-	1	-	-
At December 31	9,945	62,847	32,536	27,930	-	2,149	106	824	37	673

	Asia		Asset Management		Total 2018 [1]
Credit rating general account investments, excluding reinsurance assets 2018	Amortized cost	Fair value	Amortized cost	Fair value	Amortized cost	Fair value	Total carrying value
AAA	-	987	-	136	2,552	29,518	32,070
AA	-	372	-	-	3,188	11,626	14,813
A	-	1,823	-	5	3,675	22,542	26,218
BBB	-	2,186	-	1	1,193	21,871	23,064
BB	-	140	-	9	68	1,653	1,721
B	-	132	-	17	64	1,267	1,331
CCC or lower	-	22	-	9	1	773	774
Assets not rated	16	14	-	5	31,527	9,960	41,488
Total	16	5,676	-	181	42,268	99,210	141,478
Past due and/or impaired assets	-	27	-	-	385	1,399	1,784
At December 31	16	5,704	-	181	42,653	100,609	143,263

[1]	Includes investments of Holding and other activities.

	Americas		The Netherlands		United Kingdom		Central & Eastern Europe		Spain & Portugal
Credit rating general account investments, excluding reinsurance assets 2017	Amortized cost	Fair value	Amortized cost	Fair value	Amortized cost	Fair value	Amortized cost	Fair value	Amortized cost	Fair value
AAA	958	18,935	1,658	12,727	-	137	-	1	-	9
AA	2,693	3,353	85	5,449	-	1,139	-	5	-	48
A	2,905	18,684	56	3,186	-	449	8	126	55	167
BBB	330	16,822	941	1,267	-	78	3	495	(3)	401
BB	18	1,567	18	22	-	9	72	92	-	20
B	-	1,162	-	-	-	-	2	1	-	-
CCC or lower	-	793	-	3	-	-	-	-	-	-
Assets not rated	1,892	2,797	27,133	3,770	-	219	107	55	2	6
Total	8,796	64,114	29,890	26,425	-	2,031	193	775	54	651
Past due and/or impaired assets	35	1,145	299	41	-	-	82	1	-	-
At December 31	8,831	65,259	30,189	26,467	-	2,031	275	777	54	651

	Asia		Asset Management		Total 2017 [1]
Credit rating general account investments, excluding reinsurance assets 2017	Amortized cost	Fair value	Amortized cost	Fair value	Amortized cost	Fair value	Total carrying value
AAA	-	985	-	144	2,616	32,960	35,575
AA	-	340	-	-	2,778	10,334	13,111
A	-	1,775	-	-	3,024	24,399	27,423
BBB	-	1,920	-	-	1,271	20,983	22,254
BB	-	140	-	1	107	1,852	1,959
B	-	117	-	4	2	1,284	1,287
CCC or lower	-	23	-	4	-	823	823
Assets not rated	6	1	-	4	29,154	7,011	36,165
Total	6	5,300	-	157	38,951	99,645	138,597
Past due and/or impaired assets	-	20	-	-	416	1,207	1,624
At December 31	6	5,320	-	157	39,368	100,853	140,221
[1] Includes investments of Holding and other activities.

The following table shows the credit quality of the gross positions in the statement of financial position for general account reinsurance assets specifically:

	Carrying value 2018	Carrying value 2017
AAA	-	-
AA	9,150	13,379
A	11,041	5,242
Below A	30	24
Not rated	284	555
At December 31	20,505	19,200

Credit risk concentration

The tables that follow present specific credit risk concentration information for general account financial assets.

Credit risk concentrations – debt securities and money market investments 2018	Americas	The Netherlands	United Kingdom	Central & Eastern Europe	Spain & Portugal	Asia	Asset Manage- ment	Total 2018 [1]	Of which past due and/or impaired assets
Residential mortgage-backed securities (RMBSs)	2,138	395	-	-	-	52	-	2,585	918
Commercial mortgage-backed securities (CMBSs)	3,314	35	127	-	-	537	-	4,013	14
Asset-backed securities (ABSs) – CDOs backed by ABS, Corp. bonds, Bank loans	717	1,669	-	-	-	61	-	2,447	3
ABSs – Other	1,915	247	61	-	6	323	-	2,552	40
Financial – Banking	6,423	1,473	132	92	118	815	6	9,059	29
Financial – Other	8,863	188	33	4	112	595	121	9,924	19
Industrial	21,060	1,515	213	5	142	2,486	33	25,457	187
Utility	3,572	115	60	5	46	370	-	4,169	144
Government bonds	9,607	15,948	438	650	238	457	17	27,356	8
At December 31	57,609	21,586	1,064	756	662	5,696	176	87,560	1,362

[1]	Includes investments of Holding and other activities.

Credit risk concentrations – Government bonds per country of risk 2018	Americas	The Netherlands	United Kingdom	Central & Eastern Europe	Spain & Portugal	Asia	Asset Manage- ment	Total 2018 [1]
United States	8,891					362		9,253
Netherlands		6,040						6,040
United Kingdom			356	1			17	374
Austria		1,102			4			1,106
Belgium		1,000	21		6			1,027
Finland		949						949
France		1,292	33		5			1,329
Germany		4,397						4,397
Hungary	3			410				413
Luxembourg		786			1			787
Spain		89		3	206			298
Rest of Europe	103	264		236	11	9		623
Rest of world	580	30	28	-	5	86		730
Supranational	30							30
At December 31	9,607	15,948	438	650	238	457	17	27,356

[1]	Includes investments of Holding and other activities.

Credit risk concentrations – Credit rating 2018 [2]	Government bonds	Corporate bonds	RMBSs CMBSs ABSs	Other	Total 2018 [1]
AAA	20,479	772	6,505	1,753	29,511
AA	4,949	3,264	1,721		9,934
A	614	18,482	1,490	1	20,587
BBB	961	20,360	349	1	21,670
BB	215	1,279	144		1,638
B	136	1,003	69		1,207
CCC or lower	1	302	1,318		1,621
Assets not rated				1,391	1,391
At December 31	27,356	45,462	11,596	3,147	87,560

[1]	Includes investments of Holding and other activities.
[2]	CNLP Ratings are used and are the lower of the Barclay’s Rating and the Internal Rating with the Barclay’s rating being a blended rating of S&P, Fitch, and Moody’s.

Credit risk concentrations – debt securities and money market investments 2017	Americas	The Netherlands	United Kingdom	Central & Eastern Europe	Spain & Portugal	Asia	Asset Manage- ment	Total 2017 [1]	Of which past due and/or impaired assets
Residential mortgage-backed securities (RMBSs)	3,025	556	17	-	-	57	-	3,655	1,022
Commercial mortgage-backed securities (CMBSs)	3,375	28	146	-	-	537	-	4,086	10
Asset-backed securities (ABSs) – CDOs backed by ABS, Corp. bonds, Bank loans	751	1,529	-	-	-	47	-	2,327	3
ABSs – Other	1,688	270	88	-	1	331	-	2,378	35
Financial – Banking	6,525	1,440	124	102	104	730	-	9,026	3
Financial – Other	9,028	212	58	3	114	498	137	10,069	4
Industrial	21,975	1,726	255	7	129	2,344	-	26,435	62
Utility	3,386	119	65	3	45	309	-	3,927	-
Government bonds	11,319	15,531	1,060	603	253	466	17	29,249	14
At December 31	61,073	21,411	1,812	718	646	5,319	153	91,153	1,154
[1] Includes investments of Holding and other activities.

Credit risk concentrations – Government bonds per country of risk 2017	Americas	The Netherlands	United Kingdom	Central & Eastern Europe	Spain & Portugal	Asia	Asset Manage- ment	Total 2017 [1]
United States	10,501	32	-	-	-	372	-	10,906
Netherlands	-	5,777	-	-	4	-	-	5,781
United Kingdom	-	-	946	1	-	-	17	964
Austria	-	1,154	-	-	4	-	-	1,158
Belgium	-	1,065	23	-	6	-	-	1,094
Finland	-	938	-	-	-	-	-	938
France	-	1,216	34	-	5	-	-	1,255
Germany	-	4,233	28	-	-	-	-	4,261
Hungary	3	-	-	402	-	-	-	405
Luxembourg	-	785	-	-	1	-	-	786
Spain	-	89	-	2	203	-	-	294
Rest of Europe	133	205	-	198	16	17	-	568
Rest of world	652	36	29	-	14	77	-	809
Supranational	30	-	-	-	-	-	-	30
At December 31	11,319	15,531	1,060	603	253	466	17	29,249
[1] Includes investments of Holding and other activities.

Credit risk concentrations – Credit rating 2017 [2]	Government bonds	Corporate bonds	RMBSs CMBSs ABSs	Other	Total 2017 [1]
AAA	21,855	792	7,102	3,157	32,906
AA	5,462	2,879	1,700	-	10,040
A	311	20,765	1,443	-	22,520
BBB	1,198	19,045	396	6	20,646
BB	269	1,395	178	-	1,842
B	152	1,011	111	-	1,273
CCC or lower	2	309	1,516	-	1,828
Assets not rated	-	3	-	95	98
At December 31	29,249	46,199	12,446	3,258	91,153

[1]	Includes investments of Holding and other activities.
[2]	CNLP Ratings are used and are the lower of the Barclay’s Rating and the Internal Rating with the Barclay’s rating being a blended rating of S&P, Fitch, and Moody’s.

Credit risk concentrations – mortgage loans 2018	Americas	The Netherlands	United Kingdom	Central & Eastern Europe	Spain & Portugal	Asia	Asset Manage- ment	Total 2018 [1]	Of which past due and/or impaired assets
Agricultural	69	-	-	-	-	-	-	69	15
Apartment	3,993	-	-	-	-	-	-	3,993	92
Industrial	871	-	-	-	-	-	-	871	-
Office	1,342	-	-	-	-	-	-	1,343	-
Retail	1,457	9	-	-	-	-	-	1,466	1
Other commercial	258	35	-	-	-	-	-	292	2
Residential	12	28,193	-	-	1	-	-	28,207	227
At December 31	8,002	28,237	-	-	1	-	-	36,240	337
[1] Includes investments of Holding and other activities.

Credit risk concentrations – mortgage loans 2017	Americas	The Netherlands	United Kingdom	Central & Eastern Europe	Spain & Portugal	Asia	Asset Manage- ment	Total 2017 [1]	Of which past due and/or impaired assets
Agricultural	77	-	-	-	-	-	-	77	8
Apartment	3,371	-	-	-	-	-	-	3,371	-
Industrial	631	-	-	-	-	-	-	631	7
Office	1,226	-	-	-	-	-	-	1,226	-
Retail	1,375	11	-	-	-	-	-	1,385	19
Other commercial	256	38	-	-	-	-	-	294	2
Residential	16	26,384	-	176	1	-	-	26,578	343
At December 31	6,951	26,434	-	176	1	-	-	33,562	379
[1] Includes investments of Holding and other activities.

The fair value of Aegon Americas commercial and agricultural mortgage loan portfolio as per December 31, 2018, amounted to EUR 8,059 million (2017: EUR 7,132 million). The loan to value (LTV) amounted to approximately 54% (2017: 55%). Of the portfolio 1.25% (2017: 0.06%) is in delinquency (defined as 60 days in arrears). In 2018, Aegon Americas recognized EUR 1 million of net recoveries (2017: EUR 19 million net impairments) on this portfolio. In 2018, there were no foreclosures (2017: EUR 0 million) and no impairments or recoveries associatied with foreclosed loans (2017: EUR 0 million).

The fair value of Aegon the Netherlands mortgage loan portfolio as per December 31, 2018, amounted to EUR 31,686 million (2017: EUR 30,926 million). The LTV amounted to approximately 70% (2017: 76%). A significant part of the portfolio 46% (2017: 51%) is government guaranteed. Of the portfolio, 0.2% (2017: 0.2%) is in delinquency (defined as 60 days in arrears). Impairments in 2018 amounted to EUR 0 million (2017: EUR 8 million). During the last ten years defaults of the portfolio have been 5 basis points on average.

Unconsolidated structured entities

Aegon’s investments in unconsolidated structured entities such as RMBSs, CMBSs and ABSs and investment funds are presented in the line item ‘Investments’ of the statement of financial position. Aegon’s interests in these unconsolidated structured entities can be characterized as basic interests, Aegon does not have loans, derivatives, guarantees or other interests related to these investments. Any existing commitments such as future purchases of interests in investment funds are disclosed in note 48 Commitments and contingencies.

For debt instruments, specifically for RMBSs, CMBSs and ABSs, the maximum exposure to loss is equal to the carrying amount which is reflected in the credit risk concentration table regarding debt securities and money market investments. To manage credit risk Aegon invests primarily in senior notes of RMBSs, CMBSs and ABSs. Additional information on credit ratings for Aegon’s investments in RMBSs, CMBSs and ABSs are disclosed in the sections that describe per category of debt securities the composition and impairment assessments. The composition of the RMBSs, CMBSs and ABSs portfolios of Aegon are widely dispersed looking at the individual amount per entity, therefore Aegon only has non-controlling interests in individual unconsolidated structured entities. Furthermore these investments are not originated by Aegon.

Except for commitments as noted in note 48 Commitments and contingencies, Aegon did not provide, nor is required to provide financial or other support to unconsolidated structured entities. Nor does Aegon have intentions to provide financial or other support to unconsolidated structured entities in which Aegon has an interest or previously had an interest.

For RMBSs, CMBSs and ABSs in which Aegon has an interest at reporting date, the following table presents total income received from those interests. The Investments column reflects the carrying values recognized in the statement of financial position of Aegon’s interests in RMBSs, CMBSs and ABSs.

			Total income 2018	December 31, 2018
2018	Interest income	Total gains and losses on sale of assets	Total	Investments
Residential mortgage-backed securities	140	(3)	137	2,585
Commercial mortgage-backed securities	139	(41)	98	4,013
Asset-backed securities	54	-	54	2,447
ABSs – Other	84	15	99	2,552
Total	417	(28)	389	11,596

			Total income 2017	December 31, 2017
2017	Interest income	Total gains and losses on sale of assets	Total	Investments
Residential mortgage-backed securities	174	95	269	3,655
Commercial mortgage-backed securities	159	53	212	4,086
Asset-backed securities	56	26	82	2,327
ABSs – Other	87	71	158	2,378
Total	476	245	721	12,446

Monoline insurers

EUR 178 million (2017: EUR 264 million) of the bonds in Aegon Americas’s and Asia’s portfolios are insured by Monoline insurers. An insolvency by one of the Monolines could create significant market price volatility for the affected holdings. Of the EUR 178 million indirect exposure on the Monoline insurers, 15% relates to Municipal Bond Insurance Association, Inc. (MBIA), 13% to Ambac Financial Group, inc. (AMBAC), and 52% to Assured Guaranty Corporation (AGC) (2017: 31% related to MBIA, 13% to AMBAC, and 43% to AGC).

Additional information on credit risk, unrealized losses and impairments

Debt instruments

The amortized cost and fair value of debt securities, money market investments and other, included in Aegon’s available-for-sale (AFS) portfolios, are as follows as of December 31, 2018, and December 31, 2017

2018	Amortized cost	Unrealized gains	Unrealized losses	Total fair value	Fair value of instruments with unrealized gains	Fair value of instruments with unrealized losses
Debt securities, money market instruments and other
United States government	6,973	603	(127)	7,449	4,772	2,676
Dutch government	4,908	1,136	(3)	6,040	6,002	38
Other government	11,293	718	(54)	11,957	11,105	852
Mortgage-backed securities	6,275	366	(84)	6,557	3,700	2,857
Asset-backed securities	4,948	65	(55)	4,958	1,825	3,133
Corporate	39,770	1,748	(1,138)	40,379	21,441	18,939
Money market investments	5,955	-	-	5,955	5,701	254
Other	919	71	(88)	902	707	194
Total	81,039	4,707	(1,550)	84,196	55,253	28,943

Of which held by Aegon Americas and NL	72,486	4,370	(1,352)	75,504	50,976	24,528

2017	Amortized cost	Unrealized gains	Unrealized losses	Total fair value	Fair value of instruments with unrealized gains	Fair value of instruments with unrealized losses
Debt securities, money market instruments and other
United States government	8,011	936	(101)	8,846	6,805	2,041
Dutch government	4,799	992	(11)	5,781	4,885	896
Other government	11,746	838	(17)	12,568	11,501	1,067
Mortgage-backed securities	7,326	424	(56)	7,694	5,569	2,126
Asset-backed securities	4,624	92	(17)	4,698	3,878	820
Corporate	37,168	3,663	(218)	40,613	34,945	5,668
Money market investments	6,690	-	-	6,690	5,642	1,048
Other	765	98	(73)	791	597	193
Total	81,130	7,043	(493)	87,681	73,822	13,858

Of which held by Aegon Americas and NL	72,937	6,392	(462)	78,867	66,688	12,179

Unrealized bond losses by sector

The composition by industry category of Aegon’s available-for-sale (AFS) debt securities, money market investments and other in an unrealized loss position at December 31, 2018, and December 31, 2017, is presented in the following table:

	December 31, 2018		December 31, 2017
Unrealized losses – debt securities, money market investments and other	Carrying value of instruments with unrealized losses	Unrealized losses	Carrying value of instruments with unrealized losses	Unrealized losses
Residential mortgage-backed securities (RMBSs)	446	(30)	732	(30)
Commercial mortgage-backed securities (CMBSs)	2,012	(45)	1,140	(22)
Asset-backed securities (ABSs) – CDOs backed by
ABS, Corp. bonds, Bank loans	2,088	(42)	87	(2)
ABSs – Other	829	(10)	603	(13)
Financial Industry – Banking	2,522	(106)	663	(39)
Financial Industry – Insurance	646	(36)	231	(7)
Financial Industry – Other	1,523	(69)	1,411	(10)
Industrial	10,073	(684)	3,305	(131)
Utility	1,258	(78)	375	(14)
Government	2,935	(164)	3,438	(122)
Other	194	(88)	193	(73)
Total held by Aegon Americas and NL	24,528	(1,352)	12,179	(462)
Held by other segments	4,415	(197)	1,680	(31)
Total	28,943	(1,550)	13,858	(493)

As of December 31, 2018, there are EUR 4,370 million (December 31, 2017: EUR 6,392 million) of gross unrealized gains and EUR 1,352 million (December 31, 2017: EUR 462 million) of gross unrealized losses in the AFS debt securities, money markets and other portfolio of Aegon Americas and Aegon the Netherlands.

After generally strong performance through the first three quarters of 2018, U.S. credit and equity markets weakened dramatically during the fourth quarter. Credit spreads widened for the year, while U.S. equity markets finished the year sharply lower. Developed-world growth was fairly strong, with the U.S. economy outperforming. Emerging economies turned in mixed performances, with trade tensions weighing on some markets. Outside of the U.S., most equity markets were significantly weaker in 2018. The U.S. dollar strengthened against the Euro, but weakened versus the Yen. The U.S. Federal Reserve raised the Fed Funds rate by 100 basis points in 2018, reflecting strong labor conditions and healthy economic growth. Long-term U.S. Treasury rates also increased, but failed to keep pace with shorter term rates, flattening the U.S yield curve. Corporate default rates remained very low, in spite of widening credit spreads. After rising for most of the year, oil prices fell dramatically in the fourth quarter and ended the year significantly lower. Wider credit spreads and higher U.S. treasury rates decreased the market values of fixed income holdings.

Economic growth in the Eurozone slowed down in 2018, but is still performing above trend. Unemployment is on a downward trend and wage inflation is slowly increasing in several (Northern) European countries due to the tight labor markets. In an aggregate level, the EU has a relatively strong fiscal and external position. However, on a country basis, large differences exist. The Italian government wanted to increase its budget deficit in 2019. The ensuing argument with the EU resulted in lower confidence, wider sovereign spreads and lower investments. The Italian economy therefore came to a standstill in the second half of 2018. Also the inability of the UK and the EU to reach a Brexit deal dented confidence and investments. Especially in more recent data it has become apparent that the UK economy is negatively impacted. The EU is a relatively open economy. The trade conflict between the US and China and weaker Chinese demand was therefore quickly felt via lower export volumes. The European Central Bank announced the end of its quantitative easing program. Markets are however not pricing in any rate hikes for next year.

Impairment of financial assets

Aegon regularly monitors industry sectors and individual debt securities for indicators of impairment. These indicators may include one or more of the following: 1) deteriorating market to book ratio, 2) increasing industry risk factors, 3) deteriorating financial condition of the issuer, 4) covenant violations by the issuer, 5) high probability of bankruptcy of the issuer, or 6) downgrades by internationally recognized credit rating agency. Additionally, for asset-backed securities, cash flow trends and underlying levels of collateral are monitored. A security is impaired if there is objective evidence that a loss event has occurred after the initial recognition of the asset that has a negative impact on the estimated future cash flows.

In the sections below a description is provided on the composition of the categories of debt securities and money market investments. Individual issuers rated below investment grade in any sector which have unrealized loss positions greater than EUR 25 million are disclosed separately. Furthermore, quality ratings of investment portfolios are based on a composite of the main rating agencies (S&P, Moody’s and Fitch) and Aegon’s internal rating of the counterparty.

Residential mortgage-backed securities

Aegon Americas and Aegon the Netherlands hold EUR 2,497 million (December 31, 2017: EUR 3,541 million) of residential mortgage-backed securities available-for-sale (RMBS), of which EUR 2,102 million (December 31, 2017: EUR 2,985 million) is held by Aegon Americas and EUR 395 million (December 31, 2017: EUR 556 million) by Aegon the Netherlands. Residential mortgage-backed securities are securitizations of underlying pools of non-commercial mortgages on real estate. The underlying residential mortgages have varying credit characteristics and are pooled together and sold in tranches. The following table shows the breakdown of Aegon America’s RMBS available-for-sale (AFS) portfolio.

AFS RMBS by quality	AAA	AA	A	BBB	<BBB	Total amortized cost	Total fair value
GSE guaranteed	450	149	-	-	-	599	599
Prime jumbo	-	16	1	5	98	120	124
Alt-A	-	59	17	5	221	301	397
Negative amortization floaters	-	1	-	11	438	450	533
Other housing	-	13	4	16	333	366	450
At December 31, 2018	450	238	22	36	1,089	1,836	2,102

Of which insured	-	-	20	5	99	124	113

AFS RMBS by quality	AAA	AA	A	BBB	<BBB	Total amortized cost	Total fair value
GSE guaranteed	1,025	270	-	-	-	1,295	1,298
Prime jumbo	-	-	-	5	124	130	136
Alt-A	-	33	20	8	277	337	437
Negative amortization floaters	-	-	-	-	502	502	584
Other housing	-	9	17	30	397	453	530
At December 31, 2017	1,025	312	37	43	1,300	2,717	2,985

Of which insured	-	-	24	5	146	175	166

A significant part of Aegon America’s RMBS holdings are rated < BBB, as the issuances took place before the United States housing downturn that started in 2007.

Additionally, Aegon Americas has investments in RMBS of EUR 35 million (December 31, 2017: EUR 40 million), which are classified as fair value through profit or loss.

RMBS of Aegon Americas are monitored and reviewed on a monthly basis. Detailed cash flow models using the current collateral pool and capital structure on the portfolio are updated and reviewed quarterly. Model output is generated under base and stress-case scenarios. Aegon’s RMBS asset specialists utilize widely recognized industry modeling software to perform a loan-by-loan, bottom-up approach to modeling. Key assumptions used in the models are projected defaults, loss severities, and prepayments. Each of these key assumptions varies greatly based on the significantly diverse characteristics of the current collateral pool for each security. Loan-to-value, loan size, and borrower credit history are some of the key characteristics used to determine the level of assumption that is utilized. Defaults were estimated by identifying the loans that are in various delinquency buckets and defaulting a certain percentage of them over the near-term and long-term. Assumed defaults on delinquent loans are dependent on the specific security’s collateral attributes and historical performance.

Loss severity assumptions were determined by obtaining historical rates from broader market data and by adjusting those rates for vintage, specific pool performance, collateral type, mortgage insurance and estimated loan modifications. Prepayments were estimated by examining historical averages of prepayment activity on the underlying collateral. Quantitative ranges of significant assumptions within Aegon’s modeling process for Prime Jumbo, Alt-A, Negative Amortization and subprime RMBS are as follows: prepayment assumptions range from approximately 0% to 25% with a weighted average of approximately 5.4% (December 31, 2017:

5.5%), assumed defaults on delinquent loans range from 0% to 100% with a weighted average of approximately 78.9% (December 31, 2017: 77.6%), assumed defaults on current loans are dependent on the specific security’s collateral attributes and historical performance, while loss severity assumptions range from approximately 24% to 103%, with a weighted average of approximately 57.0% (December 31, 2017: 58.3%).

Once the entire pool is modeled, the results are closely analyzed by Aegon’s asset specialists to determine whether or not Aegon’s particular tranche or holding is at risk for not collecting all contractual cash flows taking into account the seniority and other terms of the tranches held.

Aegon the Netherlands uses its own proprietary cash flow tools to analyse and stress test RMBS transactions. The key input parameters are default rates and loss given default assumptions, which are established based historical pool characteristics and current loan level data. Cash flows for each bond are modelled in 225 scenarios of varying severity, ranging from our base case to extreme stress to even unrealistic scenarios to establish breaking points of the tranche. The model takes all deal characteristics, such as waterfall or reserve funds, into account and gives us detailed insight in the risk of principal loss or deferral of contractual cash flows.

The total gross unrealized loss on available-for-sale RMBS of Aegon Americas and Aegon the Netherlands amounted to EUR 30 million (December 31, 2017: EUR 29 million), of which EUR 29 million (December 31, 2017: EUR 29 million) relates to positions of Aegon Americas, and the total net unrealized gain on available-for-sale RMBS was EUR 268 million (December 31, 2017: EUR 281 million), including a EUR 266 million (December 31, 2017: EUR 268 million) net unrealized gain relating to positions of Aegon Americas. The housing market in the United States remains good but has begun its transition to a more moderate growth trajectory. The housing market continues to benefit from strong employment, historically low inventory, rising household formation rates, income growth, and modest credit easing. This is manifesting itself in low borrower delinquencies, better recoveries upon liquidation, and shorter timelines to sell properties. However, housing affordability has now come under pressure from years of price appreciation outpacing wage growth and rising mortgage rates. Home price appreciation and existing home sales volume have begun to decelerate. These confluence of factors will leave limited room for spread tightening across the asset class.

In general, the European housing market showed further improvement in the second half of 2018 barring some signs of stress in the UK housing market although this is mostly concentrated in the London metropolitan area. House prices are increasing and affordability remains high given the low level of interest rates. Although economic growth picked up, markets are expecting (global) growth to slow. Unemployment levels meanwhile continue to drop which is clearly beneficial for consumer risk in general and retail mortgages in particular. While the net supply in the European RMBS markets is still negative, primary markets are very active. While RMBS backed by new origination is increasing, securitizations backed by legacy mortgage pools continue to be part of the primary supply. Improving fundamentals, deleveraging of the deals and collateral, and negative net supply (together with increasing demand) in the sector were overshadowed by the anticipation of monetary policy tightening, political related turmoil and expectations of a less benign macroeconomic climate and resulted in widening of credit spreads.

There are no individual issuers rated below investment grade in this RMBS sector which have unrealized loss position greater than EUR 25 million.

The fair values of Aegon Americas’ available-for-sale (AFS) RMBS instruments were determined as follows:

	Level II	Level III	Total 2018	Level II	Level III	Total 2017
RMBS	2,060	42	2,102	2,931	54	2,985

Commercial mortgage-backed securities

As of December, 31, 2018, Aegon Americas and Aegon the Netherlands hold EUR 3,349 million (December 31, 2017: EUR 3,403 million) of AFS commercial mortgage-backed securities (CMBS), of which EUR 3,314 million (December 31, 2017: EUR 3,375 million) is held by Aegon Americas and EUR 35 million (December 31, 2017: EUR 28 million) by Aegon the Netherlands. CMBS are securitizations of underlying pools of mortgages on commercial real estate. The underlying mortgages have varying risk characteristics and are pooled together and sold in different rated tranches. The company’s CMBS include conduit, large loan, single borrower, commercial real estate collateralized debt obligations (CRE CDOs), collateralized debt obligations (CDOs), government agency, and franchise loan receivable trusts.

The total gross unrealized loss on available-for-sale CMBS of Aegon Americas amounted to EUR 44 million as of December 31, 2018 (December 31, 2017: EUR 22 million). The total net unrealized gain on the available-for-sale CMBS as of December 31, 2018, is EUR 17 million (December 31, 2017: EUR 36 million), of which EUR 17 million (December 31, 2017: EUR 36 million)

relates to positions of Aegon Americas. CMBS fundamentals remain stable. Commercial real estate valuation increases have slowed. The delinquency rate continues to fall as distressed legacy loan resolutions outpace new defaults and positive net supply increases the total outstanding balance. Liquidity remains reasonable for the CMBS market. Lower prices in the US CMBS sector since the start of the year are mostly driven by broader market moves from higher interest rates.

The tables below summarize the credit quality of Aegon Americas’ available-for-sale (AFS) CMBS portfolio. Additionally, as of December 31, 2018, Aegon Americas has no investments in CMBS (December 31, 2017: EUR nil), which are classified as fair value through profit or loss.

CMBS by quality	AAA	AA	A	BBB	<BBB	Total amortized cost	Total fair value
CMBS	2,635	567	65	3	57	3,326	3,310
CMBS and CRE CDOs	-	-	-	-	5	5	4
At December 31, 2018	2,635	567	65	3	62	3,331	3,314

CMBS by quality	AAA	AA	A	BBB	<BBB	Total amortized cost	Total fair value
CMBS	2,626	559	63	3	84	3,335	3,372
CMBS and CRE CDOs	-	-	-	-	4	4	3
At December 31, 2017	2,626	559	63	3	88	3,339	3,375

CMBS of Aegon Americas are monitored and reviewed on a monthly basis. Detailed cash flow models using the current collateral pool and capital structure on the portfolio are updated and reviewed quarterly. Model output is generated under base and several stress-case scenarios by Aegon’s internal CMBS asset specialists. For conduit securities, a widely recognized industry modeling software is used to perform a loan-by-loan, bottom-up approach. For non-conduit securities, a CMBS asset specialist works closely with Aegon’s real estate valuation group to determine underlying asset valuation and risk. Both methodologies incorporate external estimates on the property market, capital markets, property cash flows, and loan structure. Results are then closely analyzed by the asset specialist to determine whether or not a principal or interest loss is expected to occur.

As the remaining unrealized losses in the CMBS portfolio relate to holdings where Aegon expects to receive full principal and interest, Aegon does not consider the underlying investments to be impaired as of December 31, 2018.

There are no individual issuers rated below investment grade in the CMBS sector which have unrealized loss position greater than EUR 25 million.

The fair values of Aegon Americas’ available-for-sale (AFS) CMBS instruments were determined as follows:

	Level II	Level III	Total 2018	Level II	Level III	Total 2017
CMBS	3,310	4	3,314	3,372	3	3,375

Asset-backed securities

Aegon Americas and Aegon the Netherlands hold EUR 4,503 million (December 31, 2017: EUR 4,225 million) of AFS ABS instruments of which EUR 2,626 million (December 31, 2017: EUR 2,429 million) is held by Aegon Americas and EUR 1,877 million (December 31, 2017: EUR 1,796 million) by Aegon the Netherlands. Additionally, as of December 31, 2018, Aegon Americas has investments in ABS of EUR 6 million (December 31, 2017: EUR 10 million), which are classified as fair value through profit or loss. ABS are securitizations of underlying pools of credit card receivables, auto financing loans, small business loans, bank loans, and other receivables.

The underlying assets of the asset backed securities have been pooled together and sold in tranches with varying credit ratings.

The total gross unrealized loss on available-for-sale ABS of Aegon Americas and Aegon the Netherlands amounted to EUR 52 million as of December 31, 2018 (December 31, 2017: EUR 14 million). Aegon Americas has EUR 18 million (December 31, 2017: EUR 12 million) of this gross unrealized loss and Aegon the Netherlands EUR 34 million (December 31, 2017: EUR 2 million). In the United States, increasing investor demand has been met with new issuance in the asset-backed sector. Spreads in the asset-backed sector widened in the latter part of 2018 in conjunction with the widening of corporate bond spreads. European ABS markets fared well through otherwise volatile financial markets in the first half of 2018. Against a benign macroeconomic backdrop and increasing demand for European ABS, spreads continued to tighten and resulted in positive performance. In the second half of 2018, European ABS markets joined in on the general risk-off sentiment on financial markets. Spreads across all sectors were affected but overall the movements have been less severe when looking at credit markets over the last three months. Investors have shifted their attention to short-maturity assets and sectors further down the curve were affected the most. Due to the recent spread widening, valuations of European ABS have become more appealing. However, it seems that investors are still reluctant to add risk despite the attractive spreads. We expect this to be temporary and that investors will step back in the first half of 2019. Spreads will, however, remain volatile for the moment.

The breakdown by quality of the available-for-sale (AFS) ABS portfolio of Aegon Americas and Aegon the Netherlands is as follows:

ABS US and NL	AAA	AA	A	BBB	<BBB	Total amortized cost	Total fair value
Credit cards	174	19	-	-	-	193	201
Autos	230	-	58	2	-	290	289
Small business loans	-	-	2	12	46	60	63
CDOs backed by ABS, Corp. bonds, Bank loans	1,535	479	216	146	46	2,423	2,386
Other ABS	525	151	774	88	8	1,547	1,563
At December 31, 2018	2,464	649	1,051	248	100	4,512	4,503

ABS US and NL	AAA	AA	A	BBB	<BBB	Total amortized cost	Total fair value
Credit cards	170	19	-	30	-	219	229
Autos	226	-	64	2	-	292	292
Small business loans	-	-	3	6	62	70	74
CDOs backed by ABS, Corp. bonds, Bank loans	1,467	407	224	120	46	2,265	2,281
Other ABS	494	76	683	81	1	1,336	1,350
At December 31, 2017	2,357	503	975	238	109	4,182	4,226

There were no individual issuers rated below investment grade in this ABS sector which has unrealized loss position greater than EUR 25 million.

The fair values of Aegon Americas and Aegon the Netherlands available-for-sale (AFS) ABS instruments were determined as follows:

	Level II	Level III	Total 2018	Level II	Level III	Total 2017
ABSs	3,650	853	4,503	3,323	903	4,226

Corporate – Financial sector

The Corporate – Financial sector is further subdivided into banking, brokerage, insurance, REIT’s and Financial – Other sub-sectors. A majority of the gross unrealized loss in Aegon’s available-for-sale portfolio is from the banking and REITs sub-sectors.

Corporate – Financial sector – Banking sub-sector

The Banking sub-sector in Aegon’s portfolio is relatively large, diverse, and of high quality. Aegon Americas and Aegon the Netherlands hold EUR 6,293 million (December 31, 2017: EUR 6,669 million) of AFS bonds issued by banks, of which EUR 6,069 million (December 31, 2017: EUR 6,364 million) is held by Aegon Americas and EUR 224 million (December 31, 2017: EUR 305 million) by Aegon the Netherlands. In aggregate, the gross unrealized loss on these bonds amounted to EUR 106 million (December 31, 2017: EUR 39 million) and the net unrealized gain on these bonds amounted to EUR 4 million (December 31, 2017: EUR 307 million).

Bank regulators continue to implement a wide array of reforms designed to strengthen capital levels, reduce balance sheet risk and improve liquidity in an ongoing effort to reduce systemic risk and harmonize global bank regulation. Both regulators and central governments are adopting new bank guidelines designed to improve ‘resolvability’ in an attempt to ensure that banks can ‘fail’ in an orderly manner without the use of taxpayer money. While most banks already meet new capital and liquidity requirements, well ahead of regulatory deadlines, they are now in the process of issuing loss absorbing securities and altering their legal, financial and operating structures. Bank balance sheet repair and risk reduction is expected to continue. Globally, risk concentrations on bank balance sheets continue to exist but confidence in the sector has increased materially since the financial crisis. Aegon evaluated the near-term prospects of the issuers and it is believed that the contractual terms of these investments will be met and these investments are not impaired as of December 31, 2018.

Within the Banking sub-sector, Aegon Americas and Aegon the Netherlands hold EUR 456 million (December 31, 2017:

EUR 627 million) of deeply subordinated securities with deferrable coupons that have an associated unrealized loss of EUR 42 million (December 31, 2017: EUR 10 million).

There are no individual issuers rated below investment grade in the Banking sub-sector which have unrealized losses greater than EUR 25 million.

Corporate – Financial sector – REITs sub-sector

Within the REITS sub-sector, Aegon Americas and Aegon the Netherlands hold EUR 1,624 million (December 31, 2017: EUR 1,369 million) of AFS bonds issued by banks, of which EUR 1,552 million (December 31, 2017: EUR 1,290 million) is held by Aegon Americas and EUR 71 million (December 31, 2017: EUR 79 million) by Aegon the Netherlands. In aggregate, the gross unrealized loss on these bonds amounted to EUR 49 million (December 31, 2017: EUR 5 million) and the net unrealized gain on these bonds amounted to EUR 33 million (December 31, 2017: EUR 48 million).

The REITs sub-sector encompasses companies invested across various real estate property types, including Apartment REITs, Healthcare REITs, Office REITS, Other REITs, and Retail REITs. The majority of the gross unrealized loss relates to Other REITs and Retail REITs. Most of the Other REITs unrealized losses are related to long-term private placement investments, which have been negatively impacted by market price volatility despite otherwise stable credit fundamentals. Within Retail REITs, credit fundamentals are bifurcated by asset quality. Retail REITs with strong locations continue to experience tenant demand and are able to grow rents and maintain healthy occupancy. In contrast, operating performance in secondary locations has be mixed due to the over-retailed environment and competitive pressures from e-commerce. Despite these challenges, immediate liquidity remains more than adequate to address near term funding obligations. Aegon evaluated the near-term prospects of the issuers and it is believed that the contractual terms of these investments will be met and these investments are not impaired as of December 31, 2018.

There are no individual issuers rated below investment grade in the REITS sub-sector which have unrealized losses greater than EUR 25 million.

Corporate – Industrial sector

The Industrial sector is further subdivided into various sub-sectors. A majority of Aegon’s available-for-sale portfolio gross unrealized loss is in the Consumer Non-Cyclical and Energy sub-sectors. Aegon also saw significant losses in the Capital Goods, Consumer Cyclical, Technology, Transportation, and Communications sub-sectors.

Corporate – Industrial sector – Capital Goods sub-sector

Within the Capital Goods sub-sector, Aegon Americas and Aegon the Netherlands hold EUR 2,038 million (December 31, 2017: EUR 2,308 million) of AFS bonds, of which EUR 1,995 million (December 31, 2017: EUR 2,212 million) is held by Aegon Americas and EUR 43 million (December 31, 2017: EUR 96 million) by Aegon the Netherlands. In aggregate, the gross unrealized loss on these bonds amounted to EUR 60 million (December 31, 2017: EUR 5 million) and the net unrealized gain on these bonds amounted to EUR 29 million (December 31, 2017: EUR 210 million).

The Capital Goods sub-sector encompasses various industries including aerospace/defense, building materials, construction machinery, diversified manufacturing, environmental, and packaging. The majority of the gross unrealized loss relates to building materials and diversified manufacturing. Building material credit fundamentals were solid for most of the year, benefiting from favorable end-market demand. However, while infrastructure markets are improving, softness has emerged in residential housing as interest rates have risen, resulting in concerns over affordability, buyers delaying decisions, and a less robust near term outlook. Within Diversified Manufacturing, credit fundamentals are generally stable. Two large issuers have experienced some idiosyncratic issues that have led to deteriorating credit profiles, which has contributed to the unrealized losses. Despite these issues, immediate liquidity remains adequate for near term obligations. Aegon evaluated the near-term prospects of the issuers and it is believed that the contractual terms of these investments will be met and these investments are not impaired as of December 31, 2018.

There are no individual issuers rated below investment grade in this sub-sector which have unrealized loss positions greater than EUR 25 million.

Corporate – Industrial sector – Consumer Cyclical sub-sector

Within the Consumer Cyclical sub-sector, Aegon Americas and Aegon the Netherlands hold EUR 2,637 million (December 31, 2017: EUR 2,657 million) of AFS bonds, of which EUR 2,428 million (December 31, 2017: EUR 2,494 million) is held by Aegon Americas and EUR 209 million (December 31, 2017: EUR 163 million) by Aegon the Netherlands. In aggregate, the gross unrealized loss on these bonds amounted to EUR 75 million (December 31, 2017: EUR 10 million) and the net unrealized gain on these bonds amounted to EUR 52 million (December 31, 2017: EUR 245 million).

The Consumer Cyclical sub-sector encompasses various industries ranging from retailers to home construction. The more significant of these sub-sectors from an unrealized loss perspective are automotive and retailers.

Within the automotive sector, North American sales have been driven by continued demand for high-margin full-size pickups and SUVs. However, negative headwinds for the sector have included: tariffs, commodity prices, regulations in Europe and deteriorating demand in China. Since the last downturn, ongoing efforts by the auto companies have significantly lowered the breakeven production and sales levels for the industry. Ford Motor Co has been slower than its peers to restructure its global operations, only recently announcing a general multi-year effort. As such, price declines have reflected investor uncertainty around the timing and success of the turnaround.

Within the retail sector, fundamentals are largely positive with modest top line growth, inventory levels aligned with demand, and rational promotional levels. Unrealized losses are driven by price volatility and would not be deemed fundamentally driven.

Aegon evaluated the near-term prospects of the issuers and it is believed that the contractual terms of these investments will be met and these investments are not impaired as of December 31, 2018

There are no individual issuers rated below investment grade in this sub-sector which have unrealized loss positions greater than EUR 25 million.

Corporate – Industrial sector – Consumer Non-Cyclical sub-sector

Within the Consumer Non-Cyclical sub-sector, Aegon Americas and Aegon the Netherlands hold EUR 5,615 million (December 31, 2017: EUR 6,010 million) of AFS bonds, of which EUR 5,362 million (December 31, 2017: EUR 5,729 million) is held by Aegon Americas and EUR 253 million (December 31, 2017: EUR 281 million) by Aegon the Netherlands. In aggregate, the gross unrealized loss on these bonds amounted to EUR 182 million (December 31, 2017: EUR 35 million) and the net unrealized gain on these bonds amounted to EUR 99 million (December 31, 2017: EUR 529 million).

The Consumer Non-Cyclical sub-sector encompasses various industries ranging from consumer products to supermarkets. The more significant of these sub-sectors from an unrealized loss perspective are food, beverage and pharmaceuticals. In food and beverage, a number of large issuers have increased leverage for M&A in an effort to ignite growth, with the new issuance and higher leverage weighing on bond prices. And more recently, some larger issuers have been impacted by downgrades, notably AB Inbev (largest issuer in the space), which crossed over from A- to BBB+ due to a slower than expected de-levering trajectory. In pharmaceuticals, unrealized losses have primarily been driven by price volatility in the bond market rather than fundamental issues. We do note however that M&A risk in pharmaceuticals is modestly increasing as some key issuers face patent cliffs in the next 5 years, including Abbvie. Aegon evaluated the near-term prospects of the issuers and it is believed that the contractual terms of these investments will be met and these investments are not impaired as of December 31, 2018.

There are no individual issuers rated below investment grade in this sub-sector which have unrealized loss positions greater than EUR 25 million.

Corporate – Industrial sector – Energy sub-sector

Within the Energy sub-sector, Aegon Americas and Aegon the Netherlands hold EUR 3,802 million (December 31, 2017:

EUR 4,020 million) of AFS bonds, of which EUR 3,592 million (December 31, 2017: EUR 3,813 million) is held by Aegon Americas and EUR 211 million (December 31, 2017: EUR 207 million) by Aegon the Netherlands. In aggregate, the gross unrealized loss on these bonds amounted to EUR 138 million (December 31, 2017: EUR 41 million) and the net unrealized gain on these bonds amounted to EUR 13 million (December 31, 2017: EUR 316 million).

The Energy sub-sector encompasses various industries including integrated oil and gas producers, independent oil and gas producers, midstream processing and transport, oil field services and drilling, and refining. Lower oil prices have reduced cash flow for upstream producers. Oil field service and drilling companies have been pressured by reduced capital spending by their upstream client base and margin compression from price concessions and new capacity additions. While refiners have seen positive impacts from lower feedstock costs, margins have softened due to high refined product inventory levels. Commodity price pressure has been the result of strong non-OPEC supply growth, reduced supply disruptions, high global inventories and concerns on softening global demand. In response, OPEC has coordinated an agreement to cut production levels in an effort to reduce global inventories and increase prices. Aegon evaluated the near-term prospects of the issuers in relation to the severity and duration of the unrealized loss and does not consider those investments to be impaired as of December 31, 2018.

There are no individual issuers rated below investment grade in this sub-sector which have unrealized loss positions greater than EUR 25 million.

Corporate – Industrial sector – Technology sub-sector

Within the Technology sub-sector, Aegon Americas and Aegon the Netherlands hold EUR 2,046 million (December 31, 2017: EUR 1,840 million) of AFS bonds, of which EUR 2,002 million (December 31, 2017: EUR 1,819 million) is held by Aegon Americas and EUR 44 million (December 31, 2017: EUR 21 million) by Aegon the Netherlands. In aggregate, the gross unrealized loss on these bonds amounted to EUR 47 million (December 31, 2017: EUR 6 million) and the net unrealized gain on these bonds amounted to EUR 28 million (December 31, 2017: EUR 157 million).

The Technology sector can be further divided into hardware, software, semiconductors, IT services, memory, and payment processors. The majority of the gross unrealized losses are related to interest rates moving higher, causing long duration bond prices to move lower. A small group of issuers have been negatively impacted by merger and acquisition financing, poor integration of recent acquisitions, and newly announced debt financed stock repurchase programs. On a fundamental basis, majority of technology subsectors performed well; however the memory industry has experienced price erosion due to high inventory levels. Aegon evaluated the near-term prospects of the issuers in relation to the severity and duration of the unrealized loss and does not consider those investments impaired as of December 31, 2018.

There are no individual issuers rated below investment grade in this sub-sector which have unrealized loss positions greater than EUR 25 million.

Corporate – Industrial sector – Transportation sub-sector

Within the Transportation sub-sector, Aegon Americas and Aegon the Netherlands hold EUR 1,720 million (December 31, 2017: EUR 1,787 million) of AFS bonds, of which EUR 1,549 million (December 31, 2017: EUR 1,597 million) is held by Aegon Americas and EUR 171 million (December 31, 2017: EUR 191 million) by Aegon the Netherlands. In aggregate, the gross unrealized loss on these bonds amounted to EUR 70 million (December 31, 2017: EUR 9 million) and the net unrealized gain on these bonds amounted to EUR 2 million (December 31, 2017: EUR 117 million).

The Transportation sub-sector can be further divided into airlines, railroads and transportation services. The majority of the gross unrealized loss relates to completed and operating private infrastructure, such as airports, ports and toll roads. These investments tend to be longer dated debt which have had significant negative price changes solely due to moves in long term rates. Across the public credits, increases in fuel were a notable headwind, as well as North American railroads adopting more aggressive financial policies following lowered corporate tax rates. Aegon evaluated the near-term prospects of the issuers in relation to the severity and duration of the unrealized loss and does not consider those investments impaired as of December 31, 2018.

There are no individual issuers rated below investment grade in this sub-sector which have unrealized loss positions greater than EUR 25 million.

Corporate – Industrial sector – Communications sub-sector

Within the Communications sub-sector, Aegon Americas and Aegon the Netherlands hold EUR 2,566 million (December 31, 2017: EUR 2,690 million) of AFS bonds, of which EUR 2,484 million (December 31, 2017: EUR 2,600 million) is held by Aegon Americas and EUR 82 million (December 31, 2017: EUR 90 million) by Aegon the Netherlands. In aggregate, the gross unrealized loss on these bonds amounted to EUR 68 million (December 31, 2017: EUR 21 million) and the net unrealized gain on these bonds amounted to EUR 90 million (December 31, 2017: EUR 279 million).

The Communication sector encompasses various sub-sectors including cable satellite, media entertainment, wireless and wirelines. Merger and acquisition speculation and activity created volatility in each of the sub-sectors during the year. In addition, several issuers in the communications sector are among the largest issuers in the market and were negatively impacted by the sell-off in liquid securities as we saw an increase in market price volatility and higher treasury yields. On a fundamental basis, the competitive environment in the wireless market remains challenging. The wireline market continues to see a gradual secular decline, whereas cable continues to benefit from the demand for broadband. Media continues to be impacted by consumers viewing content on digital platforms as well as intense competition from non-traditional content providers. Aegon evaluated the near-term prospects of the issuers in relation to the severity and duration of the unrealized loss and does not consider those investments impaired as of December 31, 2018.

There are no individual issuers rated below investment grade in this sub-sector which have unrealized loss positions greater than EUR 25 million.

Corporate – Utility sector

The Utility sector is further subdivided into various sub-sectors. A majority of Aegon’s available-for-sale portfolio gross unrealized loss is in the Electric sub-sector.

Corporate – Utility sector – Electric sub-sector

Within the Electric sub-sector, Aegon Americas and Aegon the Netherlands hold EUR 3,178 million (December 31, 2017:

EUR 3,098 million) of AFS bonds, of which EUR 3,121 million (December 31, 2017: EUR 3,013 million) is held by Aegon Americas and EUR 57 million (December 31, 2017: EUR 85 million) by Aegon the Netherlands. In aggregate, the gross unrealized loss on these bonds amounted to EUR 64 million (December 31, 2017: EUR 13 million) and the net unrealized gain on these bonds amounted to EUR 128 million (December 31, 2017: EUR 343 million).

Regulated electric utilities, which account for the majority of debt issuance in the sector, continue to produce predictable cash flow and credit trends have been stable for most companies operating in the United States, although, M&A has continued in the sector with some adding incremental leverage. The low natural gas price environment has generally been beneficial for regulated utilities because it has had the effect of decreasing the fuel component on customer’s bills. Lower all in cost to the customer generally enables increases in other operating costs to be passed through with less regulatory lag. It should also be noted that utilities operating in California, particularly PG&E Corp, generated unrealized losses due to potential exposure to the recent wildfires

Unregulated merchant power generators operating in the United States continue to be negatively impacted by low natural gas prices and the corresponding low electricity prices as well as reduced customer usage. These companies have experienced margin pressure for their coal and nuclear generation assets. Absent a recovery in electricity prices, credit fundamentals are unlikely to improve significantly, however, capacity auctions have shown improvement and most companies have taken actions to navigate this difficult environment including consolidation, cost cutting, expanding retail operations and de-levering balance sheets. AEGON evaluated the near-term prospects of the issuers and it is believed that the contractual terms of these investments will be met and these investments are not impaired as of December 31, 2018.

There are no individual issuers rated below investment grade in this sub-sector which have unrealized loss positions greater than EUR 25 million.

Government bonds

Aegon Americas and Aegon the Netherlands’ government issued available-for-sale debt securities include emerging market government bonds, US Treasury bonds, agency and state bonds. Aegon evaluated the near-term prospects of the issuers and it is believed that the contractual terms of these investments will be met and these investments are not impaired as of December 31, 2018.

There are no individual issuers rated below investment grade in the government sector which have unrealized loss positions greater than EUR 25 million.

Unrealized loss by maturity

The table below shows the composition by maturity of all available-for-sale debt securities in an unrealized loss position held by Aegon Americas and Aegon the Netherlands.

	December 31, 2018		December 31, 2017
Debt securities	Carrying value of securities with gross unrealized losses	Gross unrealized losses	Carrying value of securities with gross unrealized losses	Gross unrealized losses

One year or less	643	(18)	442	(6)
Over 1 through 5 years	5,545	(120)	1,784	(31)
Over 5 through 10 years	9,575	(446)	4,517	(95)
Over 10 years	8,317	(680)	4,194	(258)
Total	24,080	(1,264)	10,937	(389)

Unrealized loss by credit quality

The table below shows the composition by credit quality of debt securities, available-for-sale, in an unrealized loss position held by Aegon Americas and Aegon the Netherlands.

	December 31, 2018		December 31, 2017
Debt securities	Carrying value of securities with unrealized losses	Unrealized losses	Carrying value of securities with unrealized losses	Unrealized losses

AAA	6,318	(186)	4,924	(135)
AA	1,468	(48)	753	(16)
A	5,345	(181)	1,750	(44)
BBB	8,881	(578)	2,339	(70)
BB	920	(90)	507	(39)
B	742	(87)	323	(32)
Below B	407	(95)	341	(54)
Total	24,080	(1,264)	10,937	(389)

The table below provides the length of time an available-for-sale security has been below cost and the respective unrealized loss.
		At December 31, 2018
Debt securities	Investment grade carrying value of securities with unrealized losses	Below investment grade carrying value of securities with unrealized losses	Investment grade unrealized loss	Below investment grade unrealized loss

0 – 6 months	8,354	977	(227)	(58)
6 – 12 months	9,976	609	(504)	(96)
> 12 months	3,681	483	(261)	(119)
Total	22,012	2,069	(992)	(272)

		At December 31, 2017
Debt securities	Investment grade carrying value of securities with unrealized losses	Below investment grade carrying value of securities with unrealized losses	Investment grade unrealized loss	Below investment grade unrealized loss

0 – 6 months	4,051	485	(45)	(15)
6 – 12 months	1,391	62	(9)	(5)
> 12 months	4,324	624	(211)	(105)
Total	9,766	1,171	(264)	(125)

The unrealized loss increased during 2018 due mainly to widening credit spreads and increasing US Treasury rates.

Aging and severity unrealized losses

The table below provides the length of time a below investment grade security has been in an unrealized loss and the percentage of carrying value (CV) to amortized cost in Aegon Americas and Aegon the Netherlands.

		2018		2017
Aging and severity unrealized losses debt securities	Carrying value	Unrealized losses	Carrying value	Unrealized losses
CV 70-100% of amortized cost	970	(53)	482	(13)
CV 40-70% of amortized cost	7	(5)	3	(2)
CV < 40% of amortized cost	-	-	-	-
0-6 months	977	(58)	485	(15)

CV 70-100% of amortized cost	577	(76)	62	(5)
CV 40-70% of amortized cost	31	(18)	-	-
CV < 40% of amortized cost	-	(1)	-	-
6-12 months	609	(96)	62	(5)

CV 70-100% of amortized cost	143	(21)	67	(10)
CV 40-70% of amortized cost	8	(5)	8	(4)
CV < 40% of amortized cost	1	(2)	-	-
12-24 months	151	(28)	75	(13)

CV 70-100% of amortized cost	265	(34)	511	(63)
CV 40-70% of amortized cost	58	(43)	30	(16)
CV < 40% of amortized cost	8	(13)	8	(12)
> 24 months	331	(90)	549	(92)

Total	2,069	(272)	1,171	(125)

There are no individual issuers rated below investment grade which has an unrealized loss greater than EUR 25 million.

Realized gains and losses on debt securities of Aegon Americas and Aegon the Netherlands

The following table provides the realized gains and losses on the debt securities of Aegon Americas and Aegon the Netherlands for the twelve months ended December 31, 2018, and December 31, 2017.

Gross realized gains and (losses)	Gross realized gains	Gross realized losses
December 31, 2018
Debt securities	156	(378)
December 31, 2017
Debt securities	1,813	(171)

The table below provides the length of time the security was below cost prior to the sale and the respective realized loss for assets not considered impaired.

	Gross realized losses
	0 - 12 months	>12 months	Total
December 31, 2018
Debt securities	(145)	(233)	(378)

December 31, 2017
Debt securities	(137)	(35)	(171)

Impairment losses and recoveries

The composition of Aegon Americas and Aegon the Netherlands’ bond impairment losses and recoveries by issuer for the periods ended December 31, 2018, and December 31, 2017, is presented in the table below. Those issuers with impairments or recoveries above EUR 25 million are specifically noted.

	2018	2017
	(Impairment)/recovery	(Impairment)/recovery
Impairments:
Other (none individually greater than EUR 25 million)	(24)	(16)
Subtotal	(24)	(16)

Recoveries:
Total recoveries	34	16
Sub-total	34	16
Net (impairments) and recoveries	10	-

Net (impairments) and recoveries

Net recoveries for the twelve months ended December 31, 2018, totaled EUR 10 million (twelve months ended December 31, 2017: EUR 0 million net recoveries).

For the twelve months ended December 31, 2018, Aegon recognized EUR 34 million (twelve months ended December 31, 2017: EUR 16 million) in recoveries on previously impaired securities. In each case where a recovery was taken on structured securities, improvements in underlying cash flows for the security were documented and modeling results improved significantly. Recoveries on non-structured securities were supported by documented credit events combined with significant market value improvements.

Past due and impaired assets

The tables that follow provide information on past due and individually impaired financial assets for the whole Aegon Group. An asset is past due when a counterparty has failed to make a payment when contractually due. Assets are impaired when an impairment loss has been charged to the income statement relating to this asset. After the impairment loss is reversed in subsequent periods, the asset is no longer considered to be impaired. When the terms and conditions of financial assets have been renegotiated, the terms and conditions of the new agreement apply in determining whether the financial assets are past due.

Aegon’s policy is to pursue realization of the collateral in an orderly manner as and when liquidity permits. Aegon generally does not use the non-cash collateral for its own operations.

		2018				2017
Past due but not impaired assets	0-6 months	6-12 months	> 1 year	Total	0-6 months	6-12 months	> 1 year	Total
Debt securities – carried at fair value	108	121	48	277	49	14	28	91
Mortgage loans	192	22	2	215	111	2	4	117
Other loans	41	2	2	45	31	1	3	35
Accrued interest	3	3	-	6	-	1	1	1
At December 31	344	148	52	544	191	18	35	244

Impaired financial assets	Carrying amount 2018	Carrying amount 2017
Shares	33	48
Debt securities – carried at fair value	1,085	1,063
Mortgage loans	122	262
Private Loans	-	-
Other loans	3	3
Other financial assets – carried at fair value	5	6
At December 31	1,247	1,381

Equity instruments classified as available-for-sale

Objective evidence of impairment of an investment in an equity instrument classified as available-for-sale includes information about significant changes with an adverse effect that have taken place in the technological, market, economic or legal environment in which the issuer operates, and indicates that the cost of the investment in the equity instrument may not be recovered. A significant or prolonged decline in the fair value of an investment in an equity instrument below its cost is also objective evidence of impairment. Significant or prolonged decline is generally defined within Aegon as an unrealized loss position for more than six months or a fair value of less than 80% of the cost price of the investment. Additionally, as part of an ongoing process, internal equity analysts actively monitor earnings releases, company fundamentals, new developments and industry trends for any signs of possible impairment.

These factors typically require significant management judgment. The impairment review process has resulted in EUR 4 million of impairment charges for the twelve months ended December 31, 2018 (twelve months ended December 31, 2017: EUR 2 million) for Aegon Americas and Aegon the Netherlands.

As of December 31, 2018, there are EUR 40 million of gross unrealized gains and EUR 20 million of gross unrealized losses in the equity portfolio of Aegon (December 31, 2017: EUR 62 million of gross unrealized gains and EUR 13 million of gross unrealized losses). The table below represents the unrealized gains and losses on share positions held by Aegon Americas and Aegon the Netherlands.

	Cost basis	Carrying value	Net unrealized gains/(losses)	Carrying value of securities with gross unrealized gains	Gross unrealized gains	Carrying value of securities with gross unrealized losses	Gross unrealized losses
December 31, 2018
Shares	371	391	20	304	40	86	(20)
December 31, 2017
Shares	385	433	48	400	62	34	(13)

The composition of shares by industry sector in an unrealized loss position held by Aegon Americas and Aegon the Netherlands at December 31, 2018, and December 31, 2017 is presented in the following table.

	2018		2017
Unrealized losses on shares	Carrying value of instruments with unrealized losses	Unrealized losses	Carrying value of instruments with unrealized losses	Unrealized losses

Financials	49	(15)	19	(12)
Other	37	(6)	14	(2)
Total	86	(20)	34	(13)

Impairment losses on shares

The table below provides the length of time the shares held by Aegon Americas and Aegon the Netherlands were below cost prior to their impairment in 2018 and 2017.

In million EUR	0- 6 months
2018
Shares	(5)
2017
Shares	-

Equity market risk and other investments risk

Fluctuations in the equity, real estate and capital markets have affected Aegon’s profitability, capital position and sales of equity related products in the past and may continue to do so. Exposure to equity, real estate and capital markets exists in both assets and liabilities. Asset exposure exists through direct equity investment, where Aegon bears all or most of the volatility in returns and investment performance risk. Equity market exposure is also present in insurance and investment contracts for policyholders where funds are invested in equities, backing variable annuities, unit-linked products and mutual funds. Although most of the risk remains with the policyholder, lower investment returns can reduce the asset management fee earned by Aegon on the asset balance in these products. In addition, some of this business has minimum return or accumulation guarantees.

The general account equity, real estate and other non-fixed-income portfolio of Aegon is as follows:

Equity, real estate and non-fixed income exposure	Americas	The Netherlands	United Kingdom	Central & Eastern Europe	Spain & Portugal	Asia	Asset Manage- ment	Holding and other activities	Total 2018

Equity funds	141	196	-	63	-	-	-	-	401
Common shares [1]	203	-	3	2	3	7	1	66	287
Preferred shares	187	-	-	-	-	-	-	46	233
Investments in real estate	530	2,150	-	4	17	-	-	-	2,700
Hedge funds	678	1	-	-	-	-	2	-	681
Other alternative investments	1,206	438	-	-	-	-	-	22	1,666
Other financial assets	555	832	1,046	2	7	-	1	-	2,443
At December 31	3,501	3,617	1,050	71	27	7	5	134	8,412
[1] Common shares in Holding and other activities includes the elimination of treasury shares in the general account for an amount of EUR nil million.
Equity, real estate and non-fixed income exposure	Americas	The Netherlands	United Kingdom	Central & Eastern Europe	Spain & Portugal	Asia	Asset Manage- ment	Holding and other activities	Total 2017

Equity funds	142	161	-	47	-	-	-	-	351
Common shares [1]	232	-	5	8	4	1	-	40	290
Preferred shares	192	-	-	-	-	-	-	-	192
Investments in real estate	633	1,495	-	4	15	-	-	-	2,147
Hedge funds	688	1	-	-	-	-	2	-	691
Other alternative investments	1,122	309	-	-	-	-	-	18	1,448
Other financial assets	556	410	194	2	2	-	1	-	1,165
At December 31	3,566	2,375	199	62	20	1	4	57	6,284
[1] Common shares in Holding and other activities includes the elimination of treasury shares in the general account for an amount of EUR nil million.
Market risk concentrations – shares	Americas	The Netherlands	United Kingdom	Central & Eastern Europe	Spain & Portugal	Asia	Asset Manage- ment	Total 2018 [1]	Of which impaired assets

Communication	26	-	-	-	-	-	-	32	-
Consumer	6	-	-	-	-	-	-	7	-
Financials	466	3	-	-	3	7	-	491	3
Funds	-	1,410	3	62	7	-	-	1,558	26
Industries	19	-	-	-	-	-	-	19	-
Other	15	-	-	2	-	-	4	54	3
At December 31	532	1,412	3	64	10	7	4	2,161	33
[1] Includes investments of Holding and other activities.

Market risk concentrations – shares	Americas	The Netherlands	United Kingdom	Central & Eastern Europe	Spain & Portugal	Asia	Asset Manage- ment	Total 2017 [1]	Of which impaired assets

Communication	28	-	-	-	-	-	-	28	-
Consumer	8	-	-	-	-	-	-	8	-
Financials	491	3	1	-	3	1	-	499	1
Funds	-	852	4	53	2	-	-	968	43
Industries	19	-	-	-	-	-	-	19	-
Other	22	4	-	2	-	-	2	30	4
At December 31	567	859	5	54	5	1	2	1,551	48
[1] Includes investments of Holding and other activities.

The table that follows sets forth the closing levels of certain major indices at the end of the last five years.

	2018	2017	2016	2015	2014
S&P 500	2,507	2,674	2,239	2,044	2,059
Nasdaq	6,635	6,903	5,383	5,007	4,736
FTSE 100	6,728	7,688	7,143	6,242	6,566
AEX	488	545	483	442	424

The sensitivity analysis of net income and shareholders’ equity to changes in equity prices is presented in the table below. The sensitivity of shareholders’ equity and net income to changes in equity markets reflects changes in the market value of Aegon’s portfolio, changes in DPAC amortization, contributions to pension plans for Aegon’s employees and the strengthening of the guaranteed minimum benefits, when applicable. Aegon generally has positive income benefits from equity market increases and negative impacts from equity market declines as it earns fees on policyholder account balances and provides minimum guarantees for account values. Aegon uses options and other equity derivatives to provide protection against the negative impact of equity market declines.

Sensitivity analysis of net income and shareholders’ equity to equity markets Immediate change of	Estimated approximate effects on net income	Estimated approximate effects on shareholders’ equity
2018
Equity increase 10%	293	405
Equity decrease 10%	(273)	(379)
Equity increase 20%	652	877
Equity decrease 20%	(393)	(599)

2017
Equity increase 10%	317	405
Equity decrease 10%	(316)	(405)
Equity increase 20%	647	820
Equity decrease 20%	(660)	(839)

Interest rate risk

Aegon bears interest rate risk with many of its products. In cases where cash flows are highly predictable, investing in assets that closely match the cash flow profile of the liabilities can offset this risk. For some Aegon country units, local capital markets are not well developed, which prevents the complete matching of assets and liabilities for those businesses. For some products, cash flows are less predictable as a result of policyholder actions that can be affected by the level of interest rates.

In periods of rapidly increasing interest rates, policy loans, surrenders and withdrawals may increase. Premiums in flexible premium policies may decrease as policyholders seek investments with higher perceived returns. This activity may result in cash payments by Aegon requiring the sale of invested assets at a time when the prices of those assets are adversely affected by the increase in market interest rates; this may result in realized investment losses. These cash payments to policyholders result in a decrease in total invested assets and a decrease in net income. Among other things, early withdrawals may also require accelerated amortization of DPAC, which in turn reduces net income.

During periods of sustained low interest rates, Aegon may not be able to preserve margins as a result of minimum interest rate guarantees and minimum guaranteed crediting rates provided on policies. Also, investment earnings may be lower because the interest earnings on new fixed-income investments are likely to have declined with the market interest rates. Mortgage loans and redeemable bonds in the investment portfolio are more likely to be repaid as borrowers seek to borrow at lower interest rates and Aegon may be required to reinvest the proceeds in securities bearing lower interest rates. Accordingly, net income declines as a result of a decrease in the spread between returns on the investment portfolio and the interest rates either credited to policyholders or assumed in reserves.

Aegon manages interest rate risk closely, taking into account all of the complexity regarding policyholder behavior and management action. Aegon employs sophisticated interest rate measurement techniques and actively uses derivatives and other risk mitigation tools to closely manage its interest rate risk exposure. Aegon operates an Interest Rate Risk policy that limits the amount of interest rate risk to which the Group is exposed. All derivative use is governed by Aegon’s Derivative Use Policy. A detailed description on the use of derivatives within Aegon is included in note 25 Derivatives.

The following table shows interest rates at the end of each of the last five years.

	2018	2017	2016	2015	2014
3-month US LIBOR	2.81%	1.69%	1.00%	0.61%	0.26%
3-month EURIBOR	(0.31%)	(0.33%)	(0.32%)	(0.13%)	0.08%
10-year US Treasury	2.69%	2.41%	2.43%	2.27%	2.17%
10-year Dutch government	0.39%	0.53%	0.35%	0.79%	0.68%

The sensitivity analysis in the table below shows an estimate of the effect of a parallel shift in the yield curves on net income and shareholders’ equity arising from the impact on general account investments and offset due to liabilities from insurance and investment contracts. In general, increases in interest rates are beneficial to Aegon. However, timing and valuation differences between assets and liabilities may cause short-term reductions in net income as rates rise. The rising interest rates would also cause the fair value of the available-for-sale bond portfolio to decline and the level of unrealized gains could become too low to support recoverability of the full deferred tax asset triggering an allowance charge to income. The offsetting economic gain on the insurance and investment contracts is however not fully reflected in the sensitivities because many of these liabilities are not measured at fair value. The short to medium term reduction in net income due to rising interest rates would be offset by higher net income in later years, all else being equal. Therefore, higher interest rates are not considered a long-term risk to the Group. However, a long sustained period of low interest rates will erode net income due to lower returns earned on reinvestments and due to lower long term returns from decreased overall portfolio yields.

Parallel movement of yield curve	Estimated approximate effects on net income	Estimated approximate effects on shareholders’ equity

2018
Shift up 100 basis points	(677)	(3,892)
Shift down 100 basis points	1,188	2,819

2017
Shift up 100 basis points	(282)	(2,620)
Shift down 100 basis points	200	2,160

The hedge strategy targets minimal mismatch according to the Aegon economic framework which aligns with Solvency II Own Funds and stabilize Solvency II ratio volatility.

Currency exchange rate risk

As an international group, Aegon is subject to foreign currency translation risk. Foreign currency exposure exists mainly when policies are denominated in currencies other than the issuer’s functional currency. Currency risk in the investment portfolios backing insurance and investment liabilities is managed using asset liability matching principles. Assets allocated to equity are kept in local currencies to the extent shareholders’ equity is required to satisfy regulatory and self-imposed capital requirements. Therefore, currency exchange rate fluctuations will affect the level of shareholders’ equity as a result of translation of subsidiaries into euro, the Group’s presentation currency. Aegon holds the remainder of its capital base (perpetual capital securities, subordinated and senior debt) in various currencies in amounts that are targeted to correspond to the book value of the country units. This balancing mitigates currency translation impacts on shareholders’ equity and leverage ratios. Aegon does not hedge the income streams from the main non-euro units and, as a result, earnings may fluctuate due to currency translation. As Aegon has significant business segments in the Americas and in the United Kingdom, the principal sources of exposure from currency fluctuations are from the differences between the US dollar and the euro and between the UK pound and the euro. Aegon may experience significant changes in net income and shareholders’ equity because of these fluctuations.

Aegon operates a Currency Risk Policy which applies currency risk exposure limits both at Group and regional levels, and under which direct currency speculation or program trading by country units is not allowed unless explicit approval has been granted by the Group Risk and Capital Committee and the Management Board. Assets should be held in the functional currency of the business written or hedged back to that currency. Where this is not possible or practical, remaining currency exposure should be sufficiently documented and limits are placed on the total exposure at both group level and for individual country units.

Information on Aegon’s three year historical net income/(loss) and shareholders’ equity in functional currency are shown in the table below:

	2018	2017	2016
Net income
Americas (in USD)	61	1,762	618
The Netherlands (in EUR)	648	818	418
United Kingdom (in GBP)	35	71	(346)
Central & Eastern Europe (in EUR)	60	57	19
Spain & Portugal (in EUR)	(3)	(2)	(2)
Asia (in USD)	13	6	(14)
Asset Management (in EUR)	105	48	97

Equity in functional currency
Americas (in USD)	15,239	17,712	17,103
The Netherlands (in EUR)	6,967	6,558	5,101
United Kingdom (in GBP)	1,671	1,905	1,845
Central & Eastern Europe (in EUR)	377	402	378
Spain & Portugal (in EUR)	427	433	451
Asia (in USD)	862	1,169	1,281
Asset Management (in EUR)	471	397	422

The exchange rates for US dollar and UK pound per euro for each of the last five year ends are set forth in the table below:

Closing rates	2018	2017	2016	2015	2014
USD	1.14	1.20	1.05	1.09	1.21
GBP	0.90	0.89	0.85	0.74	0.78

Aegon Group companies’ foreign currency exposure from monetary assets and liabilities denominated in foreign currencies is not material.

The sensitivity analysis in the following table shows an estimate of the effect of movements in the exchange rates of Aegon’s non-euro currencies relative to the euro on net income and shareholders’ equity.

Sensitivity analysis of net income and shareholders’ equity to translation risk

Movement of currency exchange rates [1]	Estimated approximate effects on net income	Estimated approximate effects on shareholders’ equity

2018
Increase by 15% of USD currencies relative to the euro	1	1,909
Increase by 15% of GBP currencies relative to the euro	4	269
Increase by 15% of non-euro currencies relative to the euro	20	2,301
Decrease by 15% of USD currencies relative to the euro	3	(1,389)
Decrease by 15% of GBP currencies relative to the euro	(2)	(179)
Decrease by 15% of non-euro currencies relative to the euro	(9)	(1,659)

2017
Increase by 15% of USD currencies relative to the euro	260	2,159
Increase by 15% of GBP currencies relative to the euro	21	321
Increase by 15% of non-euro currencies relative to the euro	265	2,598
Decrease by 15% of USD currencies relative to the euro	(189)	(1,566)
Decrease by 15% of GBP currencies relative to the euro	(16)	(216)
Decrease by 15% of non-euro currencies relative to the euro	(184)	(1,868)

[1]	The effect of currency exchange movements is reflected as a one-time shift up or down in the value of the non-euro currencies relative to the euro on December 31.

Liquidity risk

Liquidity risk is inherent in much of Aegon’s business. Each asset purchased and liability incurred has its own liquidity characteristics. Some liabilities are surrenderable while some assets, such as privately placed loans, mortgage loans, real estate and limited partnership interests, have low liquidity. If Aegon requires significant amounts of cash on short notice in excess of normal cash requirements and existing credit facilities, it may have difficulty selling these investments at attractive prices or in a timely manner. Liquidity risk is also affected by our use of collateralized financial derivatives to mitigate risk.

Aegon operates a Liquidity Risk Policy under which country units are obliged to maintain sufficient levels of highly liquid assets to meet cash demands by policyholders and account holders over the next two years. Potential cash demands are assessed under a stress scenario including spikes in disintermediation risk due to rising interest rates and concerns over Aegon’s financial strength due to multiple downgrades of the Group’s credit rating. At the same time, the liquidity of assets other than cash and government issues is assumed to be severely impaired for an extended period of time. All legal entities and Aegon Group must maintain enough liquidity in order to meet all cash needs under this extreme scenario.

Aegon held EUR 32,116 million of general account investments in cash, money market products and government bonds that are readily saleable or redeemable on demand (2017: EUR 34,393 million). The Group expects to meet its obligations, even in a stressed liquidity event, from operating cash flows and the proceeds of maturing assets as well as these highly liquid assets. Further, the Group has access to back-up credit facilities, as disclosed in note 39 Borrowings, amounting to EUR 3,680 million which were unused at the end of the reporting period (2017: EUR 3,367 million).

The maturity analysis below shows the remaining contractual maturities of each category of financial liabilities (including coupon interest). When the counterparty has a choice of when an amount is paid, the liability is included on the basis of the earliest date on which it can be required to be paid. Financial liabilities that can be required to be paid on demand without any delay are reported in the category ‘On demand.’ If there is a notice period, it has been assumed that notice is given immediately and the repayment has been presented at the earliest date after the end of the notice period. When the amount payable is not fixed, the amount reported is determined by reference to the conditions existing at the reporting date. For example, when the amount payable varies with changes in an index, the amount disclosed may be based on the level of the index at the reporting date.

To manage the liquidity risk arising from financial liabilities, Aegon holds liquid assets comprising cash and cash equivalents and investment grade investment securities for which there is an active and liquid market. These assets can be readily sold to meet liquidity requirements. For this reason, Aegon believes that it is not necessary to disclose a maturity analysis in respect of these assets to enable users to evaluate the nature and extent of liquidity risk.

Maturity analysis – gross undiscounted contractual cash flows (for non-derivatives)	On demand	< 1 yr amount	1 < 5 yrs amount	5 < 10 yrs amount	> 10 yrs amount	Total amount

2018
Trust pass-through securities	-	9	36	110	69	223
Subordinated loans	-	66	266	201	1,400	1,933
Borrowings	-	1,713	8,136	1,499	2,825	14,174
Investment contracts [1]	13,305	1,439	1,831	985	1,517	19,077
Investment contracts for account of policyholders [1]	29,360	19,670	20	26	91	49,166
Other financial liabilities	5,849	2,445	81	45	38	8,457
Total financial liabilities (excluding investment/insurance contracts)	5,849	4,234	8,519	1,854	4,332	24,787

2017
Trust pass-through securities	-	9	34	110	68	221
Subordinated loans	-	28	112	56	1,137	1,333
Borrowings	-	1,888	8,396	2,411	2,668	15,362
Investment contracts [1]	12,189	1,381	1,591	577	1,709	17,448
Investment contracts for account of policyholders [1]	33,738	2,605	1	1	133	36,478
Other financial liabilities	6,277	2,002	791	23	32	9,125
Total financial liabilities (excluding investment/insurance contracts)	6,277	3,926	9,333	2,599	3,905	26,041

[1]	Excluding investment contracts with discretionary participating features.

Aegon’s liquidity management is based on expected claims and benefit payments rather than on the contractual maturities.

The projected cash benefit payments in the table below are based on management’s best estimates of the expected gross benefits and expenses, partially offset by the expected gross premiums, fees and charges relating to the existing business in force. Estimated cash benefit payments are based on mortality, morbidity and lapse assumptions based on Aegon’s historical experience, modified for recently observed trends. Actual payment obligations may differ if experience varies from these assumptions. The cash benefit payments are presented on an undiscounted basis and are before deduction of tax and before reinsurance.

Financial liabilities relating to insurance and investment contracts [1]	On demand	< 1 yr amount	1 < 5 yrs amount	5 < 10 yrs amount	> 10 yrs amount	Total amount
2018
Insurance contracts	-	5,255	17,147	17,891	126,514	166,807
Insurance contracts for account of policyholders	-	8,382	35,238	36,455	130,475	210,550
Investment contracts	-	6,679	6,985	2,739	5,087	21,490
Investment contracts for account of policyholders	169	8,839	23,185	28,747	64,185	125,125
	169	29,155	82,556	85,831	326,261	523,972
2017
Insurance contracts	-	3,865	16,348	17,155	122,702	160,070
Insurance contracts for account of policyholders	-	8,122	33,916	35,391	123,911	201,339
Investment contracts	-	5,961	6,870	2,510	4,620	19,960
Investment contracts for account of policyholders	234	10,117	23,871	21,202	54,930	110,353
	234	28,064	81,005	76,258	306,162	491,723

[1]

The liability amount in the consolidated financial statements reflects the discounting for interest as well as adjustments for the timing of other factors as described above. As a result, the sum of the cash benefit payments shown for all years in the table exceeds the corresponding liability amounts included in notes 36 Insurance contracts and 37 Investments contracts.

The following table details the Group’s liquidity analysis for its derivative financial instruments, based on the undiscounted contractual net cash inflows and outflows on derivative instruments that settle on a net basis, and the undiscounted gross inflows and outflows on those derivatives that require gross settlement.

Maturity analysis relating to derivatives [1] (Contractual cash flows)	On demand	< 1 yr amount	1 < 5 yrs amount	5 < 10 yrs amount	> 10 yrs amount	Total amount
2018
Gross settled
Cash inflows	-	23,453	8,092	11,323	21,233	64,101
Cash outflows	-	(23,143)	(7,351)	(10,832)	(20,816)	(62,141)

Net settled
Cash inflows	-	156	709	982	2,230	4,078
Cash outflows	-	(66)	(288)	(516)	(5,743)	(6,614)
2017
Gross settled
Cash inflows	-	14,646	7,024	10,658	18,916	51,245
Cash outflows	-	(14,766)	(6,367)	(9,890)	(18,447)	(49,471)

Net settled
Cash inflows	-	129	783	1,033	2,428	4,374
Cash outflows	-	(67)	(332)	(543)	(5,870)	(6,812)

[1]

Derivatives includes all financial derivatives regardless whether they have a positive or a negative value. It does not include bifurcated embedded derivatives. These are presented together with the host contract. For interest rate derivatives only, cash flows related to the pay leg are taken into account for determining the gross undiscounted cash flows.

For maturity information on other obligations, please refer to note 48 Commitments and contingencies.